                                                                      (REDACTED)

                                                                    EXHIBIT 10.6


                                   MCGAW, INC.
                                       AND
                           CORAM HEALTHCARE AGREEMENT



The following Agreement has been mutually agreed upon by McGaw, a Delaware corporation located at 2525 McGaw Avenue, Irvine, California 92714 (hereinafter "McGaw") and Coram Healthcare Corporation located at 1125 17th Street, Denver, Colorado 80202 (hereinafter "Customer").

WHEREAS, McGaw desires to sell certain Products and Customer desires to purchase said Products in connection with the alternate site infusion therapy business conducted by the Customer's subsidiaries.

NOW THEREFORE, the parties agree as follows:

PRODUCT CATEGORIES

Customer agrees to purchase the Products ("Products") detailed in Exhibit I (Coram Healthcare Confidential Net Price List) and further agrees that McGaw will be its primary source of supply for said Products and for all Products in the following categories as defined by Coram's December 14, 1994 request for proposal during the term herein. "Primary source" shall be defined as
         ) of the annual unit volume usage from each of the identified product categories.


Amino Acids                                   Dextrose Components
I.V. Solutions                                I.V. Administration Sets (Gravity)
Mini Bags                                     Gravity Mixing Bags
I.V. Fat                                      Irrigation Solutions
TPN Compounding Equipment and Mixing Bags

EXCLUSIVE USE

Customer agrees that all items purchased under this Agreement shall be for the exclusive use of its owned facilities or for its patients.

CONTRACT PERIOD

This Agreement covers a sixty three (63) month period and shall commence December 1, 1995 and end February 28, 2001. This Agreement supersedes any and all other Agreements governing the subject matter herein executed prior to the aforementioned effective date.

PRICE PROTECTION

Pricing will be held firm through the first three (3) contract years (December 1, 1995 to November 30, 1998). Price increases for the fourth (4th) contract year (December 1, 1998 to November 30, 1999) and the remaining fifteen (15) month period (December 1, 1999 to February 28, 2001) shall be limited to a maximum two and one half percent (2.5%) or the CPI, whichever is lower. Should Customer's purchases of disposable Products exceed

                                        ), Customer shall receive no price
increase for the fourth (4th) contract year. Should Customer's purchase of
disposable Products exceed          dollars during fourth (4th) contract year
(December


                                        1                      November 17, 1995
                       Confidential - Company Proprietary

                                                                      (REDACTED)


1, 1998 to November 30, 1999), Customer shall receive no price increase for the remaining fifteen (15) month period.

MINIMUM COMMITMENT

Customer shall purchase a minimum of                                    dollars
of the product during the first year of the Agreement and                dollars
for each year thereafter (the "Minimum Committed Dollar Volume") unless Customer's failure to purchase the Minimum Committed Dollar Volume is due to McGaw's failure to supply Customer's orders for any reason including "Force Majeure" set out below. For purposes of this Agreement "purchases" shall mean the net invoice price for each product ordered and invoiced less any returns or credits.

TERMINATION

Customer shall have the right to terminate this Agreement after sixty (60) days written notice if McGaw fails to provide Products or service of a quality or technical level which fail to meet ordinary standards of medical care industry. Should Customer or any acquirer, or other successor in interest, of Customer intend to terminate this Agreement for any other reason, Customer shall give to McGaw a six (6) month written notice of such intent. In such event, Customer
shall reimburse McGaw the                           prorated over the remaining
term of this Agreement at a rate of                   dollars per uncompleted
quarter plus a lump sum early termination penalty to be paid within sixty (60) days of the early termination date in accordance with the following matrix:


                     EARLY
                TERMINATION DATE                PENALTY
             --------------------               -------
             12/1/95 to 11/30/96
             12/1/96 to 11/30/97
             12/1/97 to 11/30/98
             12/1/98 to 11/30/99
             12/1/99 to 02/28/01

McGaw shall have the right to terminate this Agreement if Customer fails to meet McGaw's published payment terms.

NEW BRANCH PHARMACIES

Pricing offered under this contract shall be exclusive to Customer and Customer's branch pharmacies in effect as of the effective date of this Agreement. Customer shall notify McGaw of its intent to add a new branch pharmacy to this contract before such branch pharmacy will be entitled to purchase pursuant to the terms and conditions of this Agreement.

FORCE MAJEURE

McGaw shall be excused from any delay in, or impossibility of, performance due to any cause beyond its or its supplier's or subcontractor's control, including but not limited to, acts of God, war, acts of government, acts of purchaser, priorities or allocations, raw material shortages, energy or fuel shortages, fire, flood, strike or labor trouble, sabotage, or delay in obtaining labor, materials, equipment, or transportation. Customer agrees that McGaw may allocate its Products among all purchasers as it deems appropriate, without liability.

                                        2                      November 17, 1995
                       Confidential - Company Proprietary

                                                                      (REDACTED)


DELIVERY

Shipments will be made by McGaw to Customer FOB destination. Shipments and billings of Customer's patients will be the sole responsibility of the Customer.

PAYMENT/TERMS

Invoice terms are Net 90 days during the first fifteen (15) months, Net 45 days during the next twelve (12) months, and Net 30 days during to remaining thirty-six (36) months of the Agreement. If the conversion process is not completed within the first ninety (90) days of this Agreement, the ninety (90) day Net term period will be adjusted by mutual agreement.

Pricing, minimum order quantities, shipping policies, returns, warranty and damage or loss in transit policies will be in effect as outlined in the current McGaw published General Ordering Information Policies attached hereto as Exhibit II and as amended by McGaw from time to time. Any applicable sales, use, privilege, excise, personal property or other taxes imposed or levied in connection with this Agreement, whether federal, state or local shall be separately stated in McGaw's invoice and shall be paid by Customer in addition to the prices quoted in Exhibit I. Orders and billings shall be as set forth hereunder.

MINIMUM ORDERS

Orders under $200 per invoice will be subject to a $40 service charge.

RETURN GOODS POLICY

Refer to Exhibit II.

SPECIAL INCENTIVES

McGaw will pay an annual                                    ) compliance rebate.
Compliance will be measured by branch and defined as                           )
The compliance rebate will be paid in the form of a credit memorandum within sixty (60) days of the close of the first fifteen (15) month period and each twelve (12) month contract period thereafter.

MEET THE MARKET CLAUSE



MOST FAVORED NATIONS CLAUSE

McGaw extends a commitment to Customer under which McGaw guarantees its lowest net aggregate pricing based upon product mix.

Prices will be compared on a total contract basis (prices applied to actual usage figures for all products) rather than a line item basis.



                                        3                      November 17, 1995
                       Confidential - Company Proprietary

                                                                      (REDACTED)


RENEGOTIATION OPTION

Should Customer purchase twenty one million ($21,000,000) dollars covered in the
nine (9) Product Categories annually,                                additional
discounts shall be negotiated in good faith. This additional discount

COMPARABLE ITEMS

In the event of a backorder, McGaw reserves the right to substitute mutually agreeable equivalent Products. Substitute Products may be delivered only with prior approval of Customer. Substitute Products will be priced equal to or lower than contracted prices for the items backordered. In the event McGaw cannot provide a substitute product, Customer may purchase the product(s) from other sources and charge McGaw for any cost of purchase in excess of the contracted price for the period of time said Product(s) are on backorder. However, McGaw shall have the right to drop said backordered Product from this Agreement upon 30 days notice to Customer, and no further reimbursement for the excess cost will be due. Should McGaw stop manufacturing a Product, Customer shall not have the right to remove the entire product category from the agreement if other mutually acceptable McGaw Products are available.

PRODUCT SHIFT

Customer shall have the right to, at its own discretion, shift usage to other Products that it deems more clinically or financially acceptable due to technological changes or changes in payers reimbursement providing the shift in product use represents a transfer in unit usage to other McGaw Products if available and previously presented to Customer.

CONVERSION PROCESS

McGaw agrees to issue                                 to Customer covering the
cost (calculated from Exhibit I) of all competitive inventory (identified within the nine (9) designated Product Categories) remaining in Customer's pharmacies providing said pharmacies make determined and conscientious best efforts to maximize the utilization of all remaining competitive inventory during the sixty
(60) day conversion period.

McGaw will pay to Customer a                      dollar
within sixty (60) days of the commencement of the term hereof. Customer agrees to have commenced the IV. system conversion to the nine (9) Product Categories set out above by that time. The Conversion Implementation Incentive will be paid in the form of a credit memorandum.

HIGH SPEED COMPOUNDING EQUIPMENT

Customer agrees to use McGaw mixing bags, with the exception of dual chamber mixing bags, exclusively on all Auto-Mix devices. Customer agrees to replace all Auto-Mix units with a HyperFormer(R) System by November 30, 1996. A McGaw HyperFormer System shall be made available, at no charge, to each Customer pharmacy purchasing a minimum of two thousand (2,000) mixing bags annually per compounding unit.

                                        4                      November 17, 1995
                       Confidential - Company Proprietary

                                                                      (REDACTED)


COST DIFFERENTIAL ADJUSTMENT

During the first contract year, McGaw will reimburse Customer up to a maximum of dollars for any cost difference incurred in the
acquisition of competitive mini-bag inventory and Auto-Mix(TM) Administration
Sets. Should Customer not utilize the entire                            dollars
cost differential adjustment, the unspent balance will be divided equally between Customer and McGaw.

TRADEMARKS AND TRADE NAMES

Customer may not change, mutilate, obscure, remove or deface Trademarks, Trade Names or Labels appearing on any McGaw Product

COMPLIANCE WITH LAWS

Customer will comply with all Federal and State dispensing Laws and regulations and will, upon McGaw's request, certify that its procedures with respect to any home care patient are in full compliance with such laws and regulations.

ADDITIONAL ITEMS

Customer will provide McGaw the opportunity to evaluate SafeLine(TM) and/or Clave(TM) needle free Products, Sigma pumps, and the Stratus(TM) Ambulatory Infusion System prior to a decision by Customer to purchase any of these Products during the term of this contract. Providing these Products meet Customer's clinical standards and financial requirements, McGaw will be awarded the business under a new product category with compliance outlined under Product Categories.

ENTIRE AGREEMENT

The Agreement and attached Exhibits I and II are the entire Agreement between the parties hereto, there being no prior written or oral promises or representations not incorporated herein.

APPLICABLE LAW

This Agreement shall be governed by the laws of the State of California excluding any choice of law rules which may direct the application of the laws or any other jurisdiction.

AMENDMENTS

No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized representative of the party to be bound.

ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, permitted successors and assigns. This Agreement may not be assigned, transferred or in any way disposed of by Customer without the prior written consent of McGaw, which consent shall not be unreasonably withheld.

SEVERABILITY

Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.


                                        5                      November 17, 1995
                       Confidential - Company Proprietary

                                                                      (REDACTED)


NO AGENCY

The relationship between McGaw and Customer established by this Agreement is solely that of a seller and buyer, and neither party is in any way the legal representative or agent of the other. Neither party is authorized or empowered to assume any obligation of any kind, implied or expressed, on behalf of the other party, without the express written consent of the other.

INDEMNIFICATION

The parties hereby acknowledge and agree that the Customer is a party to various agreements with the suppliers of the products and supplies needed to operate its business and that the relationship contemplated by this Agreement was offered by McGaw pursuant to a request for proposal submitted by the Customer. Because the performance of this Agreement by the Customer may cause the Customer to change its current purchasing patterns, which Customer represents it has the right to do, the Customer hereby agrees to indemnify and hold McGaw harmless from and against any claims that may be made against McGaw arising out of the Customer's execution, delivery or performance of this Agreement, whether such claims arise out of Contract of Tort. In the event that such claims shall arise, McGaw shall notify the Customer, and the Customer shall have the right to choose the Attorneys representing McGaw. Additionally, Customer shall have the right to control the defense, settlement and resolution of such claims.

COUNTERPARTS

For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

AGREED AND ACCEPTED,

CORAM HEALTHCARE CORPORATION             McGAW INC.
THIS 17th DAY OF NOVEMBER 1995           THIS 17th DAY OF NOVEMBER 1995

/s/ JOSEPH H. BANE                       /s/ ROBERT F. THORNHILL
----------------------------             ----------------------------------
(Signature)                              (Vice President, Corporate Accounts)


Joseph H. Bane                                    11/17/95
----------------------------             ----------------------------------
(Typewritten Name/Title)                 (Date)


         11/17/95                        /s/ WILLIAM C. WARNER
----------------------------             ----------------------------------
(Date)                                   (Manager, Corporate Accounts)


                                                  11/21/95
                                         ----------------------------------
                                         (Date)

                                        6                      November 17, 1995
                       Confidential - Company Proprietary

                                   EXHIBIT II

================================================================================
GENERAL ORDERING INFORMATION
================================================================================

PRICING POLICY: Terms, conditions, or pricing on customer's purchase orders deviating from McGaw Inc. terms, conditions, and pricing will not be honored unless prior commitment is made by McGaw in Irvine, California. All pricing quotes must be documented, signed by a McGaw representative and are not valid unless approved by McGaw Sales/Marketing Executive Offices in Irvine, California. The prices shown in this price list refer to full case quantities. Prices do not include state or local tax. Taxes will be added where applicable unless appropriate proof of tax exemption is provided.

VOLUME DISCOUNTS: Discounts from List Prices are normally given in consideration of volume usage. Volume discounts quoted are subject to acceptance by our Executive Offices in Irvine, California and must be in writing. Acceptance shall be only by letter or Agreement.

PRICING SOLICITATIONS: Send all pricing solicitations for products in this catalog to Attn: Bids Department, McGaw Inc., P.O Box 19791, Irvine, California 92713-9791.

TERMS OF SALE: Payment terms are those as stated on our invoices.

DISCOUNTS: If discount terms apply, discounts should be taken at the time of payment. Requests for discounts not taken at the time of payment will be limited to six months from the date of payment. Discounts will not be reimbursed if request is received after six months from date of payment or if payment received after discount due date.


INVOICE BILLINGS:

1. Any disputed amounts may be withheld until resolved. THE BALANCE OF THE INVOICE, NOT IN DISPUTE, MUST BE REMITTED PER TERMS. Cash discounts will be allowed only on that portion of the invoice that is paid within the normal discount period.

2. The disputed item for deduction should be explained by forwarding information with remittance or documentation mailed to Attn: Customer Service Department, McGaw, Inc., PO Box 19791, Irvine, CA 92713-9791. In the case of shortage, damage, breakage etc., a copy of the carrier delivery receipt noting the exception, must be forwarded for prompt credit adjustment.

3. Balances remaining unpaid at due date are subject to a service charge of 1 1/3% per month or the highest rate permitted by law, whichever is lower, until paid. Any discounts or credits will be applied against delinquent balances before reimbursement is made. If payments become more than sixty
     (60) days in arrears, supplier shall have the right to cancel the agreement at its sole discretion.


TAX INFORMATION: Resale/exemption certificates are required in order to be exempt from applicable taxes. Tax adjustments will be limited to sixty (60) days after invoice date. Call the Tax Department for further information at (800) 624-2927.

MINIMUM ORDER QUANTITY: All products must be ordered in full case quantities. Orders received with a value of less than $200.00 will be subject to a handling charge of $40.00. (Pharmaceutical products excluded.)


RETURNED GOODS POLICY: Product returns are subject to the following conditions.

1. All items ORDERED IN ERROR, SHIPPED IN ERROR or deemed by the McGaw Representative as EXCESS STOCK may be considered for return.

2. Items ORDERED or SHIPPED IN ERROR may be returned to the local shipping warehouse provided customer service is notified and the products are returned within thirty (30) days. Items ORDERED IN ERROR must be returned freight prepaid by the customer. Call Customer Service to arrange for the return of the merchandise (800) 624-2946.

3. Before returning EXCESS STOCK, authorization must be issued by a McGaw Sales Representative. A Returned Goods Authorization Form (RGA) must be completed. The form requires lot numbers, quantities and catalog numbers along with a specific reason for return. Only items appearing on an approved RGA form are acceptable for return. UNAUTHORIZED RETURNS WILL BE DESTROYED and no credit issued.

4. All EXCESS STOCK returned goods must be shipped Freight Prepaid to McGaw, Inc., 2525 McGaw Avenue, Irvine, CA 92714-5895.

5. All returns are subject to a 25% HANDLING/RESTOCKING CHARGE. Items shipped in error must be returned within thirty (30) days from receipt and will be exempt from this charge.

6.   Credit will be issued for all returns provided.

     a. Products have at least one year shelf-life remaining or products with original expiration dating of eighteen months or less have at least six months shelf-life remaining.

     b.   Proper authorization has been obtained.

     c.   Cartons resealed by customer are not eligible to return.

     d.   Products are current inventory items.

     e.   Merchandise has been shipped and billed to the customer by McGaw.

7.   Certain products ARE NOT ELIGIBLE for return. These are:

     a. Products which have deteriorated because of improper handling, abuse or other factors beyond the control of McGaw.

     b. Products which have been opened, partly used or which the labels or seals have been removed or tampered.

     c.   Products which have been involved in a special promotion sale.

     d.   Broken, damaged or opened cases.

     e.   Special products made to the customer's specification.

     f.   Sets or devices over three (3) years old.

8. Except where a McGaw error exists, transportation on all products returned for credit must be PREPAID BY THE CUSTOMER.

9. Products which are to be returned for repair (e.g medical device equipment) must be accompanied by an approved Returned Goods Authorization (RGA) which clearly states the reason for return.

EXPIRATION DATE: On dated products, the expiration date is shown as a month and year, e.g. 8/95. The date of expiration is the last day of the given month e.g., August 31, 1995.

WARRANTY: All McGaw products are warranted to meet all requirements of all applicable federal laws and regulations. No warranty of any kind goes beyond the description of the products listed in this catalog, including any supplement thereto, and any directions for use in their labeling. Unless these products are used in accordance with the directions in the labeling, any and all warranties, expressed or implied, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS, are specifically denied.

SHIPPING:

1. FREIGHT CHARGES will be prepaid when orders are shipped via a transportation mode and carrier selected by McGaw. Unless otherwise stated in an agreement, shipment of biomedical Intelligent Devices and disposables will be made F.O.B Origin.

2. When EXPEDITED TRANSPORTATION, SPECIALIZED SERVICE, OR ALTERNATE TRANSPORTATION MODES are specified, or requests made are inconsistent with efficient distribution practices, an additional charge to cover the premium expense will be added to the invoice.

3. INSIDE DELIVERIES OR MULTIPLE DELIVERIES are subject to additional charges based on current common carrier rates or hourly rates.

4. PALLETIZED DELIVERIES will be encouraged. Customers receiving this service will be required to exchange on a one-for-one basis a pallet of the same condition and specification at the time of each delivery, or accept an invoice for value of unreturned pallets.

5. Scheduled shipments can be established from your McGaw Distribution Center. Contact your McGaw Sales Representative to be set up on the scheduled shipment program.

PROOF OF DELIVERY: McGaw will provide proof of delivery as follows:

1. Proof of delivery request will be subject to a $35.00 service charge. This fee will be charged whenever a valid proof of delivery is obtained to offset our administrative costs.

DAMAGED OF LOSS IN TRANSIT: Identity of items and extent of damage or loss must be noted on customer's copy of delivery document by agent of the transportation company if damage is discovered after receipt of shipment, notify the transportation company immediately and request that inspection be made and an inspection report rendered. McGaw will be happy to issue a credit for the loss or damage and file a claim with the carrier, providing your request is promptly forwarded to the Irvine office and received WITHIN TEN (10) DAYS. This claim request must be accompanied by a delivery receipt or an inspection report upon which the transportation company has properly noted such damage or loss.

SEND COPY OF CARRIER FREIGHT BILL TO IRVINE, CALIFORNIA INDICATING ITEM AND QUANTITY DAMAGED OR NOT RECEIVED.

COUNT AND INSPECT YOUR FREIGHT BEFORE CARRIER DEPARTS.

DAMAGED MERCHANDISE SHOULD NOT BE ACCEPTED.

PLEASE FORWARD ALL INFORMATION TO ATTN: CUSTOMER SERVICE DEPARTMENT, MCGAW, INC., P.O. BOX 19791, IRVINE, CA 92713-9791.

CONDITIONS OF SALE: McGaw shall be excused from any delay in, or impossibility of performance due to any cause beyond its or its supplier's or subcontractor's control, including, but not limited to, acts of God, war, acts of government, acts of purchase priorities or allocations, raw material shortages, fire, flood, strike or labor trouble, sabotage or delay in obtaining labor, materials, equipment, or transportation.

FOR ORDER PLACEMENT: We welcome orders either by telephone, electronically, mail, or by fax. For telephone orders, please call (800)624-2948. For fax orders please dial (714) 660-3001. NOTE: Hawaii customers should call (800)836-7570 first.

For further information regarding electronic ordering, please call Customer Systems at (800) 441-7828.

All mail orders should be directed to Attn. Customer Service Department, McGaw, Inc., P.O Box 19791, Irvine, CA 92713-9791.


McGaw Product Catalog           February 1, 1995                       3

REPORT NO. M81160-01              MCGAW, INC.                  03/26/97 09:35:25

                      * CONFIDENTIAL CONTRACT PRICE LIST *

                            PRICING AS OF: 03/26/97

                                CORAM HEALTHCARE

                           DENVER            CO 80202

                                  GROUP: G127







                                                                        REDACTED

                                                                      (REDACTED)

February 6, 1996                                                (STAMP)

                               (MCGAW LETTERHEAD)


Joseph H. Bane
Vice President, Materials Management
Coram Healthcare
1125 Seventeeth Street, Suite 1500
Denver, CO 80202

Dear Joe:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is pleased to add and/or modify pricing on the following catalog numbers:


Catalog No.    Description                       Units/cs Price each  Price case
-----------    ------------                      -------- ----------  ----------
V1712          Low Pressure Trimed filer (0.22u),
               Control Clamp, two slide clamps,
               injection site 6" and 84" above
               distal end, two piece male luer
               lock

V1423          Control clamp, injection sites 6"
               and 80" above distal end, slide
               clamp, 2 piece male luer lock

V1482          Control clamp, injection site 26"
               above distal end, 2 piece male
               luer lock 106"

V1422          Vented spike, Control clamp,
               injection sites 6" and 28" above
               distal end, 2 piece male luer lk

V1426          Control clamp, injection sites 6"
               and 28" above distal end, 2 piece
               male luer lock 106"

V1785          Check valve, injection sites 6",
               28" and 82" above distal end, Low
               pressure Trimed Filter (0.22u),
               Control clamp, slide clamp, two
               piece male luer lock 108"

V1447          Check valve, injection sites 6:,
               28" and 90" above distal end,
               Control clamp slide clamp, two
               piece male luer lock 115"

V6203          Microbore 36" extension set with
               PVC free fluid path. Use with
               higher flow rates and viscous
               fluids, 0.03" ID, male and female
               luer locks. Priming volume: 0.5mL
               36"

                                                                      (REDACTED)
                               (MCGAW LETTERHEAD)

Catalog No.   Description                             Units/cs    Price each    Price case
-----------   -----------                             --------    ----------    ----------

V6213         Microbore 60" extension set with PVC
              free fluid path. Use with higher flow
              rates and viscous fluids. 0.03" ID,
              male and Female luer locks. Priming
              Volume:0.8L 60"

V5450         Microbore extension set, 31 in, male
              llk at each end, slide clamp prime
              volume 0.7mL

V5456         Microbore extension set, 63 in, male
              llk at each end, slide clamp prime
              volume 1.3mL

V2511         Y-Type, drip chamber with (170u) blood
              filter, two roller clamps, Control
              clamp, injection site 6" above distal
              end, two piece male llk 98".

V1488         Check valve, injection sites 6", 28"
              and 90" above distal end, Control
              clamp, slide clamp, two piece male
              llk 115"

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,                             Accepted by:

/s/ WILLIAM C. WARNER                         /s/ JOSEPH H. BANE
                                              ---------------------------------
William C. Warner                             (Authorized Signature)
Manager, Corporate Accounts
                                              Joseph H. Bane
                                              ---------------------------------
                                              (Printed or Typed name and Title)

                                              2/28/96
                                              ---------------------------------
                                              (Date)

                                                                      (REDACTED)

                                                                         (STAMP)

February 14, 1996

                               (MCGAW LETTERHEAD)


Joseph H. Bane
Vice President, Materials Management
Coram Healthcare
1125 Seventeeth Street, Suite 1500
Denver, CO 80202

Dear Joe:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is please to add and/or modify pricing on the following catalog numbers:

Catalog No.  Description                                 Units/cs  Price each  Price case
-----------  -----------                                 --------  ----------  ----------
V6400        Basic IV Administration Set macro-drop (15
             drops/mL). Control(TM) clamp, 1 injection
             site, male luer lock 101"

V6405 Basic IV Administration Set Macro drop (15 drops/mL). Control clamp, 1 injection site, male luer lock 101"

V6410        Additive IV Administration Set Macro-drop
             (15 drops/mL), Check valve Control clamp, slide clamp, 3 injection sites, male luer lock 113"

V6413 Additive IV Administration Set Macro-drop check valve, Control clamp, 3 injection sites, male luer lock 113"

V6415        Additive IV Administration Set Mini-drop
             (60 drops/mL), check valve, Control clamp, 3 injection sites, male luer lock 99"

V6420 Metriset(R) Solution Administration Set 150 mL mini-drop (60 drops/mL), buret, Control clamp, 1 injection site, male luer lock 97"

V6430        Filtered Additive IV Administration Set
             Macro-drop (15 drops/ml), check valve,
             .22u Trimed(TM) filter, Control clamp,
             2 injection sites, slide clamp, male luer lock 100"

                                                                      (REDACTED)

Coram Addendum
February 14, 1996                                                         Page 2


Catalog No.     Description                                            Units/cs    Price each    Price case
-----------    ------------                                            --------    ----------    ----------

V1402 Set for I.V. Solution Administration (15 drops/mL) roller clamp, two piece male luer lock 89"

V1432          Metriset Mini-Drop Sets without Automatic Shutoff
               (60 drops/mL) roller clamp, Control clamp, injection sites 6" and 28" above distal end, slide clamp two piece male luer lock 109"

V1485 ADDitIV Primary Set with check valve, injection sites 6" and 80" above distal end, Control clamp, two piece male luer lock 106"

V1739          Metriset Mini-Drop set without automatic shut off
               (60 drops/ml) Roller clamp, Control clamp, injection sites 6" and 82" above distal end, Low
               Pressure Trimed (filter (0.22u) slide clamp, two piece male luer lock.

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,                       Accepted by:

/s/ WILLIAM C. WARNER                   /s/ JOSEPH H. BANE
                                        ----------------------------------------
William C. Warner                       (Authorized Signature)
Manager, Corporate Accounts
                                        Joseph H. Bane
                                        ----------------------------------------
                                        (Printed or Typed Name and Title)

                                        2/28/96
                                        ----------------------------------------
                                        (Date)

                                                                      (REDACTED)
February 26, 1996

                                                                         (STAMP)
(MCGAW LOGO)


Joseph H. Bane
Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 1500
Denver, CO  80202

Dear Joe:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is pleased to add and/or modify pricing on the following catalog numbers:

Catalog No.       Description                                                    Units/cs    Price each        Price case
-----------       -----------                                                    --------    ----------        ----------
V6510             Microbore Extension Set, tubing 0.023" ID, male and
                  female luer locks. Priming Volume: 0.3mL

V6516 Microbore Extension Set, tubing 0.050" ID, male and female luer locks. Priming Volume: 2.5mL. Use with higher flow rates and viscous fluids

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303)220-7111.

Very truly yours,                            Accepted by:

/s/ WILLIAM C. WARNER                        /s/ JOSEPH H. BANE
                                             ---------------------------------
William C. Warner                            (Authorized Signature)
Manager, Corporate Accounts
                                             Joseph H. Bane
                                             ---------------------------------
                                             (Printed or Typed name and Title)

                                             2/29/96
                                             ---------------------------------
                                             (Date)

                                                                      (REDACTED)

                                                                         (STAMP)

                               (MCGAW LETTERHEAD)


May 29, 1996



Mr. Robert F. Roose, Jr.
Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 1500
Denver, CO 80202

Dear Bob:

As discussed, this letter is an amendment to our current McGaw, Inc. and Coram Healthcare Agreement effective December 1, 1995 through February 28, 2001, (Agreement).

The following represents changes to the corresponding paragraphs in the above referenced Agreement. Except as modified below, all other provisions of the Agreement remain the same.

Product Categories

Provisions for this paragraph in the Agreement remain the same, except "Primary
Source" shall be defined as                                      from each of
the identified product categories.

Contract Period

This Agreement will now cover an eighty-seven (87) month period which started December 1, 1995, and will end February 28, 2003.

Price Protection

The provisions of this paragraph shall be replaced with the following:

Pricing will be held firm for the first two (2) years, (December 1, 1995 to November 30, 1997). Price increases for the third (3rd), fourth (4th), fifth
(5th) and sixth (6th) contract years, (December 1, 1997 to November 30, 2001), and the remaining fifteen (15) month period, (December 1, 2001 to February 28, 2003), shall be limited to a maximum of two and one half percent (2.5%), or the CPI, whichever is lower.

                                                                      (REDACTED)


Mr. Robert F. Roose, Jr.
May 29, 1996                                                            (STAMP)
Page 2

Minimum Commitment

The provisions of this paragraph shall be replaced with the following:

Customer shall purchase         of the nine product categories listed in the
Product Categories paragraph and, in addition, shall purchase        of any
other product category manufactured or distributed by McGaw once Customer's existing obligations to other sources for said products expire. This minimum commitment shall be reviewed every three months starting no later than July 15, 1996 and Customer shall have sixty (60) days from the date of this review to convert any products within the original nine product categories and any additional products to McGaw. Should Customer not convert the identified products to McGaw within sixty (60) days, a payment of shall be provided to McGaw within thirty
(30) days of notification by McGaw.


Termination

The provisions of this paragraph shall be replaced with the following:

Customer shall have the right to terminate this Agreement after sixty (60) days written notice if McGaw provides Products or service of a quality or technical level which fail to meet ordinary standards of medical care industry. Should Customer or any acquirer, or other successor in interest, of Customer intend to terminate this Agreement for any other reason, Customer shall give to McGaw a six (6) month written notice of such intent. In such event, Customer shall
reimburse McGaw the                   referred to below, prorated over the
remaining term of this Agreement at a rate of              dollars per
uncompleted quarter plus a lump sum early termination penalty to be paid within sixty (60) days of the early termination date in accordance with the following matrix:


                EARLY TERMINATION DATE          PENALTY
                ----------------------          -------
                 12/1/95 to 11/30/96

                 12/1/96 to 11/30/97

                 12/1/97 to 11/30/98

                 12/1/98 to 11/30/99

                 12/1/99 to 11/30/00

                 12/1/00 to 11/30/01

                 12/1/01 to 2/28/03

McGaw shall have the right to terminate this Agreement if Customer fails to meet McGaw's published payment terms.

                                                                      (REDACTED)

                                                                         (STAMP)


Mr. Robert F. Roose, Jr.
May 29, 1996
Page 3

The provisions of the current paragraph shall be replaced with the following.


McGaw will pay to Customer a
       by not later than May 20, 1996 upon signature of this amendment. The Conversion Implementation Incentive will be paid in the form of a credit memorandum.

This entire paragraph and resulting obligation is deleted from the Agreement.

In addition to the above modifications of the Agreement, McGaw will provide reasonable training and appropriate equipment for Coram to perform "End Product" testing for pediatric patients in five separate Customer facilities.

Arrangements with Third Party Payers

The parties hereto acknowledge and agree that Coram conducts its operations through its duly licensed subsidiaries and that this Amendment is being entered into for the benefit of such entities. Coram's operations include the delivery of pharmaceutical products and services to patients pursuant to arrangements with third party payers, including insurance companies, health maintenance organizations, preferred provider organizations, Medicare and certain state Medicaid programs; hospitals; home health agencies and physicians. For purposes of this Amendment, all products distributed by Coram under these types of arrangements shall be considered to be the "exclusive use" of Coram.

With our signature below, this amendment will become part of our existing Agreement.


Best regards,                                  ACCEPTED BY:

                                               /s/ ROBERT F. ROOSE, JR.
/s/ ROB THORNHILL                              ---------------------------------
                                               (Authorized Signature)
Rob Thornhill
Vice President, Corporate Accounts                    Robert F. Roose, Jr.
                                                        Vice President
                                               ---------------------------------
                                               (Printed or Typed Name and Title)

RT:crg                                         6/3/96
                                               ---------------------------------
                                               (Date)

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

September 27, 1996

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is pleased to add and/or modify pricing on the following catalog numbers:


CATALOG                                                UNITS           PRICE
NUMBER        DESCRIPTION                              CASE       EACH      CASE
V5410         Extension Set, 6 inches, Microbore
              tubing, slide clamp, luer lock

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.


Very truly yours,                              Accepted by:

/s/ WILLIAM C. WARNER                          /s/ RANDY SANGER
                                               ---------------------------------
                                               (Authorized Signature)
William C. Warner
Manager, Corporate Accounts                    Randy Sanger
                                               ---------------------------------
                                               (Printed or Typed name and Title)

                                               9/30/96
                                               ---------------------------------
cc: Sandy Matsumota, R.Ph.                     (Date)

                                                                      (REDACTED)
                               (MCGAW LETTERHEAD)

October 22, 1996

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is pleased to add and/or modify pricing on the following catalog numbers:


Catalog                                                     Units  Price  Price
Number        Description                                   Case   Each   Case
------        -----------                                   -----  -----  -----

US 1022       Dual Cham TPN Bag HyperFormer(TM) Gravity

USB2022       Dual Cham TPN Bag HyperFormer(TM) Gravity 2L

USB3022       Dual Cham TPN Bag HyperFormer(TM) Gravity 3L

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.


Very truly yours,                            Accepted by:

/s/ WILLIAM C. WARNER                        /s/ RANDY SANGER
                                             -----------------------------------
                                             (Authorized Signature)
William C. Warner
Manager, Corporate Accounts                  Randy Sanger
                                             -----------------------------------
                                             (Printed or Typed name and Title)

cc: Sandy Matsumoto, R.Ph.                   11/8/96
                                             -----------------------------------
                                             (Date)

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

December 6, 1996



Robert F. Roose Jr.
Vice President, Materials Management
Coram Healthcare
1125 Seventeenth St., Suite 2100
Denver, CO 80208

Dear Bob:

Please consider this correspondence an addendum to and an integral part of the current McGaw Inc. and Coram Healthcare Agreement effective December 1, 1995 and running through February 28, 2001, and, the Agreement Addendum dated May 29, 1996, extending the Agreement Term through February 28, 2003.

McGaw agrees to supply fifty four (54) refractometer units (VWR catalog number
55680-506,                             to designated Coram pharmacies at no
charge. Ownership of all refractometer inventories will remain with McGaw. Designated Coram pharmacies shall have unlimited use of all refractometer units during the Agreement Term. At the conclusion of the Agreement Term, all refractometer inventory shall be returned to McGaw or be purchased by Coram at
the price of                               dollars per each non-returned unit.
Simple straight line depreciation was used to determine residual value.

With our signatures below, this amendment will become part of our existing Agreement.

Very truly yours,                             Accepted by:

/s/ WILLIAM C. WARNER                         /s/ RANDALL R. SANGER
                                              ----------------------------------
                                              Signature

William C. Warner                             Randy Sanger, DMM
Manager, National Accounts                    ----------------------------------
                                              Printed Name and Title

                                              12/10/96
                                              ----------------------------------
                                              Date

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

January 17, 1997


Robert F. Roose Jr.
Vice President, Materials Management
Coram Healthcare
1125 Seventeenth St., Suite 2100
Denver, CO 80208


Dear Bob:

Please consider this correspondence an addendum to and an integral part of the current McGaw Inc. and Coram Healthcare Agreement effective December 1, 1995 and running through February 28, 2001, and, the Agreement Addendum dated May 29, 1996, extending the Agreement Term through February 28, 2003.

McGaw agrees to supply an additional twenty six (26) refractometer units to the fifty four (54) refractometer units currently in place (VWR catalog number 55680-506, acquisition cost $936.00 each) to designated Coram pharmacies
                            . Ownership of all refractometer inventories will
remain with McGaw. Designated Coram pharmacies shall have unlimited use of all refractometer units during the Agreement Term. At the conclusion of the Agreement Term, all refractometer inventory shall be returned to McGaw or be
purchased by Coram at the price of          dollars per each non-returned unit.
Simple straight line depreciation was used to determine residual value.

With our signatures below, this amendment will become part of our existing Agreement.



Very truly yours,                                    Accepted by:

                                                     /s/ RANDY SANGER
/s/ WILLIAM C. WARNER                                ---------------------------
                                                     Signature

William C. Warner                                    Director, MM
Manager, National Accounts                           ---------------------------
                                                     Printed Name and Title

                                                     2/3/97
                                                     ---------------------------
                                                     Date

                                    (STAMP)

                                                                      (REDACTED)
                               (MCGAW LETTERHEAD)

April 29, 1997

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with McGaw commencing December 1, 1995.

McGaw is pleased to add and/or modify pricing on the following catalog numbers:



Catalog                                            Units     Price     Price
Number       Description                           Case      Each      Case
------       -----------                           -----     -----     -----

V 1905       Vented Transfer Set, high speed

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, pleas contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,                            Accepted by:

/s/ WILLIAM C. WARNER                        /s/ RANDY SANGER
                                             -----------------------------------
                                             (Authorized Signature)
William C. Warner
Manager, Corporate Accounts                  Randy Sanger
                                             -----------------------------------
                                             (Printed or Typed name and Title)

cc: Sandy Matsumoto, R.Ph.                   5/2/97
                                             -----------------------------------
                                             (Date)

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)


December 15, 1997


Mr. Robert F. Roose, Jr.
Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Bob:

This letter is an amendment to the current McGaw and Coram Healthcare Agreement effective December 1, 1995, through February 28, 2001, (hereinafter referred to as "Current Agreement") and the amendment dated May 29, 1996, extending the Current Agreement through February 28, 2003 (hereinafter referred to as "First Amendment").

McGaw shall pay to Customer an Agreement Extension Bonus in the amount of within sixty days of the
initiation of this Amendment. The extension bonus will be paid in the form of a credit memorandum.

PRODUCT CATEGORIES

All provisions of this paragraph shall remain the same as the Current Agreement and First Amendment with the exception of the following three (3) product categories which shall be added to the existing nine (9) product categories: (1) needle free sets and components; (2) elastomeric infusion devices and (3) pharmacy devices (the types of products listed on the pages of the B. Braun Catalog sheets and attached hereto as Exhibit I).

CONTRACT PERIOD

The provisions of this paragraph in the Current Agreement and the First Amendment shall be replaced with the following:

This agreement will now cover a one hundred eleven (111) month period which started December 1, 1995, and will end February 28, 2005.

PRICE PROTECTION

The provisions of this paragraph in the Current Agreement and the First Amendment shall be replaced with the following:

Pricing will be held firm for the first four (4) years, (December 1, 1995 to November 30, 1999). Price increases for the fifth (5th), sixth (6th), seventh
(7th) and eighth (8th) Agreement years (December 1, 1999 to November 30, 2003), and the remaining fifteen (15) month period, (December 1, 2003 to February 28, 2005), shall be limited to a maximum of two and one half percent (2.5%), or the CPI, whichever is lower.

                                                                      (REDACTED)


Mr. Robert F. Roose, Jr.
December 15, 1997
Page 2



SPECIAL INCENTIVES

The provisions of this paragraph in the Current Agreement shall be replaced with the following:

McGaw shall pay to Customer                                    rebate
in the amount of           Compliance shall be measured by branch and defined as
                                    the available annual unit volume from the
twelve (12) product categories listed under Product Categories as stated in this Amendment. The Compliance Rebate shall be paid in the form of a credit memorandum within sixty (60) days of the close of each Agreement quarter. To facilitate the product conversion process, compliance requirements covering needle free sets and components, elastomeric devices and pharmacy devices
(B. Bran products) shall begin March 1, 1998.

Should Customer's compliance in any of the twelve (12) Product Categories become unattainable due to a significant change in clinical procedures, or the introduction of new technology not available from McGaw, McGaw shall excuse
Customer                            McGaw shall continue to pay to Customer the

ADDITIONAL FIRM PRICING INCENTIVES

Additional firm pricing incentives shall be awarded to Customer in accordance with the following Agreement.


  Total Agreement Year Dollar Volume Performance           Total Annual Additional Firm Pricing
                                                                        One (1) year

                                                                        Two (2) years

                                                                        Three (3) years


Additional firm Pricing incentives shall be calculated on the and shall cancel, if applicable,
a scheduled price increase or increases as per the aforementioned Price Protection paragraph.

TERMINATION

The provisions of this paragraph in the Current Agreement and the First Amendment shall be replaced with the following:

Customer shall have the right to terminate this Agreement after sixty (60) days written notice if McGaw provides products or service of a quality or technical level which fail to meet ordinary standards of the medical care industry. Should Customer or any acquirer, or other successor in interest, of Customer intend to terminate this Agreement for any other reason, Customer shall give to McGaw a six (6) month written notice of such intent. In such event, Customer shall reimburse interest, of Customer intend to terminate this Agreement for any other
reason, Customer shall reimburse McGaw the                          referred to
in the Current Agreement and

                                                                      (REDACTED)

Mr. Robert F. Roose, Jr.
December 15, 1997
Page 3


modified in the First Amendment and the                              referred to
in this Amendment, both of which have been prorated over the remaining term of
this Agreement at a combined rate of                    dollars per uncompleted
quarter plus a lump sum early termination penalty to be paid within sixty (60) days of the early termination date in accordance with the following matrix:

       EARLY TERMINATION DATE          PENALTY
       ----------------------          -------
        12/1/97 to 11/30/98

        12/1/98 to 11/30/99

        12/1/99 to 11/30/00

        12/1/00 to 11/30/01

        12/1/01 to 2/28/02

        12/1/02 to 11/30/03

        12/1/03 to 2/28/05


McGaw shall have the right to terminate this Agreement if Customer fails to meet McGaw's published payment terms.

It is anticipated that the Current Agreement's annual dollar volume base will
increase from                ) to                    as a result of the addition
of the three (3) new product categories stated above in the Product Category section of the this Amendment. Should Customer increase its annual dollar volume purchases of McGaw products as a result of acquiring any company involved in home I.V. therapy, under an I.V. agreement with McGaw, the incremental annual
dollar volume increase from the acquisition shall be calculated         and that
       shall be used to proportionately increase the above Agreement early termination penalties.

ACQUISITION REVIEW

Should Customer acquire a company involved in home I.V. therapy whose primary
I.V. supplier is             and should be the annual unit purchases of the
acquired company in the twelve (12) designated product categories be included under this Agreement, then, McGaw shall provide to Customer within sixty (60) days of the close of Customer's acquisition.

                                                                      (REDACTED)

Mr. Robert F. Roose, Jr.
December 15, 1997
Page 4


ADDITIONAL PRICING

Pricing additions and/or reductions to this Agreement are attached hereto as
Exhibit II and shall be included under all provisions covering price protection as modified in this Amendment.

With our signature below, this Amendment will become part of our existing Agreement.

Very truly yours,                              Accepted by:

/s/ WILLIAM C. WARNER                          /s/ ROBERT F. ROOSE, JR.
                                               ---------------------------------
William C. Warner                              (Authorized Signature)
Manager, Corporate Accounts

WCW:nl

                                                     Robert F. Roose, Jr.
                                                   V.P. Materials Management
                                               ---------------------------------
                                               (Printed or Typed name and Title)


                                                           12/18/97
                                               ---------------------------------
                                               (Date)

                                                                      (REDACTED)


                                   EXHIBIT II


                                 B. BRAUN/MCGAW
                           MODIFIED AGREEMENT PRICING
                                       FOR
                                CORAM HEALTHCARE


CATALOG                                                    UNITS PER          PRICE           PRICE
NUMBER               DESCRIPTION                              CASE            EACH            CASE
-----------          -----------                           ---------          -----           -----
S9980-10             HyperFormer Formulator Bag 1L
S9985-10             HyperFormer Formulator Bag 2L
S9986-10             HyperFormer Formulator Bag 3L
S9980-10             HyperFormer Formulator Bag 1L
S9981-10             HyperFormer Formulator Bag 500ml
S9990-10             Non-McGaw Formulator Bag 1L
S9995-10             Non-McGaw Formulator Bag 2L
S9996-10             Non-McGaw Formulator Bag 3L
S9916-10             TPN Bag, 3 lead, non-dehp, 3L

NF1310               MICRO EXT W/INJ SITE
NF1318               MICROBORE "Y" EXT.
NF3482               ADULT BASIC Q/1 Y-SITE
NF9280               VIAL ACCESS/MULTI-DOSE
NF1450               SEC/TURN LOCK
NF3485               ADULT ADD. W/2 Y-SITES
NF5300               RATEFLOW-SAFELINE EXT SET
NF9100               INJECTION SITE
NF9206               SECURE LOCK CANNULA
NF9210               BLUNT CANNULA
NF9285               MEDIC PLASTIC ANTI-STICK NDL
NF9200               CLIP LOCK CANNULA

N8050-050            50mL volume-50mL/hr
N8100-100            100mL volume-100mL/hr
N8100-200            100mL volume-200mL/hr
N8250-050            250mL volume-50mL/hr
N8250-167            250mL volume-167ml/hr



                                   Page 1 of 1                          10/20/97

                                                                      (REDACTED)


                               (MCGAW LETTERHEAD)

February 2, 1998


Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with B. Braun McGaw commencing December 1, 1995.

B. Braun McGaw is pleased to add and/or modify pricing on the following catalog numbers. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.

Catalog                                                                   Units     Price       Price
Number          Description                                                Case     Each        Case
------          -----------                                               -----     -----       -----
NF1318          Extension Set with Y-Type Microbore extension set
                with attached Safeline Injection site, female adapter,
                two removable slide clamps, male luer lock. Priming
                Volume: 0.45mL, 17 inches

NF1331 Extension set with SafeLine inj. site, female adapter, microbore tubing, removable slide clamp, male luer lock, Priming volume: 0.64mL, 17 inches

NF1342 T-Connector Extension Set with female adapter, microbore tubing, removable slide clamp, male adapter 3/4-connector with SafeLine injection site.
                Priming Volume; 0.45mL, 6 inches

V9900-02 HyperFormer(TM) Pump dispensing set for use with dual chamber mixing bags


All other terms and conditions shall be in accordance with your existing contract with B. Braun McGaw, including any subsequent addenda.

Thank you for your continued use of B. Braun McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at
(303) 220-7111.


Very truly yours,                              Accepted by:

/s/ WILLIAM C. WARNER

William C. Warner                              /s/ RANDY SANGER
Manager, Corporate Accounts                    ---------------------------------
                                               (Authorized Signature)



                                               Randy Sanger
                                               ---------------------------------
                                               (Printed or Typed name and Title)

                                               2/2/98
                                               ---------------------------------
                                               (Date)

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

          February 16, 1998


          Randy Sanger
          Director, Materials Management
          Coram Healthcare
          1125 Seventeenth Street, Suite 2100
          Denver, CO 80202

          Dear Randy:

          Please consider this letter as an addendum to current Coram Healthcare Agreement with B. Braun McGaw commencing December 1, 1995.

          B. Braun McGaw is pleased to add and/or modify pricing on the following catalog numbers. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.

          Catalog                                      Units     Price     Price
          Number    Description                        Case      Each      Case
          ----------------------------------------------------------------------

                    800 mg:
          ----------------------------------------------------------------------
          P5540     0.08% Theophyline in 5% Dextrose
                    Injection
                    USP (0.8 mg/mL)           1000mL
          P5581     0.16% Theophyline in 5% Dextrose
                    Injection
                    USP (1.6 mg/mL)            500mL
          ----------------------------------------------------------------------
                    400 mg:
          ----------------------------------------------------------------------
          P5541     0.08% Theophyline in 5% Dextrose
                    Injection
                    USP (0.8 mg/mL)            500mL
          P5582     0.16% Theophyline in 5% Dextrose
                    Injection
                    USP (1.6 mg/mL)            250mL

          All other terms and conditions shall be in accordance with your existing contract with B. Braun McGaw, including any subsequent addenda.

          Thank you for your continued use of B. Braun McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

          Very truly yours,                    Accepted by:

          /s/ WILLIAM C. WARNER                /s/ RANDY SANGER
                                               ---------------------------------
          William C. Warner                    (Authorized Signature)
          Manager, Corporate Accounts

                                               ---------------------------------
                                               (Printed or Typed name and Title)
          cc: Barbara Thomas, Coram
                                               ---------------------------------
                                               (Date)

                                                                      (REDACTED)


                               (MCGAW LETTERHEAD)



March 5, 1998

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with B. Braun McGaw commencing December 1, 1995.

B. Braun McGaw is pleased to add and/or modify pricing on the following catalog numbers. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.

Catalog                                            Units     Price     Price
Number         Description                         Case      Each      Each
------         -----------                         -----     -----     -----

473105         Extension set with Microbore
(ET112SB)      tubing and SPIN-LOCK(R) Connector.
               12 inches Priming volume 0.4ml

472064         Small bore extension set with
(ET116SL)      SAFSITE(R) valve, SPIN-LOCK(R)
               connection, length 6 in. Priming
               volume 0.4 ml

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,                                    Accepted by:

/s/ WILLIAM C. WARNER                                /s/ RANDY SANGER
                                                     ---------------------------
William C. Warner                                    (Authorized Signature)
Manager, Corporate Accounts
                                                     Randy Sanger
                                                     ---------------------------
                                                     (Printed or Typed name and
                                                      Title)

cc: Barbara Thomas, Coram                             3/17/98
                                                     ---------------------------
                                                     (Date)

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

March 5, 1998

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to current Coram Healthcare Agreement with B. Braun McGaw commencing December 1, 1995.

B. Braun McGaw is pleased to add and/or modify pricing on the following catalog numbers. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.


Catalog                                                    Units   Price   Price
Number      Description                                     Case    Each    Case
-------     -----------                                    -----   -----   -----
NF3486      Filtered Administration Set (15 Drops/MmL)
            Two slide clamps, SafeLine injection sites 6"
            and 84" above distal end, Control clamp,
            Trimed(R) Low Pressure Filter (0.22u), two
            piece male luer lock. Priming Volume: 20 mL


All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,                       Accepted by:

/s/ WILLIAM C. WARNER                   /s/ RANDY SANGER
                                        ----------------------------------------
William C. Warner                       (Authorized Signature)
Manager, Corporate Accounts
                                        Randy Sanger
                                        ----------------------------------------
                                        (Printed or Typed name and Title)
cc: Barbara Thomas, Coram
                                        3/17/98
                                        ----------------------------------------
                                        (Date)

                                                                      (REDACTED)


                               [MCGAW LETTERHEAD]

March 10, 1998


Robert F. Roose, Jr.
Vice President,
Materials Management
Coram Healthcare
1125 Seventeenth St., Suite 2100
Denver, CO 80202

Dear Bob:

This is an Amendment to the current McGaw and Coram Healthcare Agreement effective December 1, 1995 through February 28, 2005, as amended on December 15, 1997.

HIGH SPEED COMPOUNDING EQUIPMENT

The provisions of this paragraph in the Current Agreement shall be replaced with the following:

     Customer agrees to use McGaw Single Chamber Mixing Bags                ,
     Customer agrees to replace Automix units with a HyperFormer system within a twelve (12) month period immediately following the introduction of a tested and functional HyperFormer/Legacy system computer interface. Until expiration of the twelve (12) month Automix to HyperFormer transition period, continued use of Automix compounders shall not constitute non compliance under the TPN Compounding Equipment and Mixing Bags Product Category. Customer may, at Customer's discretion, add McGaw dual chamber mixing bags to the TPN Compounding Equipment and Mixing Bags Product Category providing quality and price meet Customer's approval.

With our signatures below, this Amendment shall become part of our existing Agreement.

Very truly yours,                       Approved by:

/s/ WILLIAM C. WARNER                   /s/ ROBERT ROOSE
                                        ---------------------------------------
William C. Warner                       Signature
Manager, National Accounts

WCW:nl                                  Robert Roose
                                        ---------------------------------------
                                        Printed Name

                                        3/23/98
                                        ---------------------------------------
                                        Date

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

March 10,1998

Robert F. Roose, Jr.
Vice President,
Materials Management
Coram Healthcare
1125 Seventeenth St., Suite 2100
Denver, CO 80202

Dear Bob:

This is an Amendment to the current McGaw and Coram Healthcare Agreement effective December 1, 1995 through February 28, 2005, as amended on December 15, 1997.

HIGH SPEED COMPOUNDING EQUIPMENT

The provisions of this paragraph in the Current Agreement shall be replaced with the following:

Customer agrees to use McGaw Single Chamber Mixing Bags

    Customer agrees to replace Automix units with a HyperFormer system within a twelve (12) month period immediately following the introduction of a tested and functional HyperFormer/Legacy system computer interface. Until expiration of the twelve (12) month Automix to HyperFormer transition period, continued use of Automix compounders shall not constitute non compliance under the TPN compounding Equipment and Mixing Bags Product Category. Customer may, at Customer's discretion, add McGaw dual chamber mixing bags to the TPN Compounding Equipment and Mixing Bag Product Category providing quality and price meet Customer's approval.

With our signatures below, this Amendment shall become part of our existing Agreement.

Very truly yours,                       Approved by:

/s/ WILLIAM C. WARNER                   /s/ RANDY SANGER
                                        -------------------------
William C. Warner                       Signature
Manager, National Accounts

WCW:nl                                  Randy Sanger
                                        -------------------------
                                        Printed Name

                                        3/17/98
                                        -------------------------
                                        Date

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)

May 14, 1998


Robert F. Roose, Jr.
Vice President,
Materials Management
Coram Healthcare
1125 Seventeenth St., Suite 2100
Denver, CO 80202

Dear Bob:

This is an Amendment to the current McGaw and Coram Healthcare Agreement effective December 1, 1995 through February 28, 2005, as amended on December 15, 1997.

SPECIAL INCENTIVES

The provisions of these paragraphs shall be amended to include the following.
McGaw shall excuse customer from the                                compliance
requirement covering the Needle Free Sets and Components product category through August 31, 1998. During this time period, McGaw shall continue to pay
to Customer the                                               for the remaining
eleven (11) product categories purchased by Customer as per the Agreement.

With your signature below, this Amendment shall become part of our existing Agreement.

Very truly yours,                         Accepted by:


/s/ WILLIAM C. WARNER                     /s/ RANDY SANGER
                                          --------------------------------------
William C. Warner                         Signature
Manager, National Accounts

WCW:nl                                    Randy Sanger
cc: Randy Sanger                          --------------------------------------
                                          Printed Name

                                          6/15/98
                                          --------------------------------------
                                          Date

                                                                      (REDACTED)

                               (MCGAW LETTERHEAD)


July 15, 1998

Randy Sanger
Director, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Randy:

Please consider this letter as an addendum to the current Coram Healthcare Agreement with B. Braun McGaw commencing December 1, 1995.

B. Braun McGaw is pleased to add and/or modify pricing on the following catalog numbers. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.


Catalog                                                  Units      Price     Price
Number       Description                                 Case       Each      Case
-------      -----------------------------------------   -----      -----     -----
CFE2012     0.2 Micron charged SUPOR(R) Filter
473043      extension set endotoxin retentive,
            air eliminating in-line IV filter
            with on/off clamp, latex free
            Y-injection site and distal SPIN-LOCK(R)
            connection. DEHP free tubing. Printing
            volume 0.4mL,length 14 in.

DP1000      MINI-SPIKE(R)IV Additive Disp
            preparing and dispensing diluer
            multi-dose rubber-stoppered vial
            bacterial retentive air-venting fil

All other terms and conditions shall be in accordance with your existing contract with McGaw, including any subsequent addenda.

Thank you for your continued use of McGaw products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at (303) 220-7111.

Very truly yours,

/s/ WILLIAM C. WARNER                        /s/ RANDY SANGER
                                             ----------------------------------
William C. Warner                            (Authorized Signature)
Manager, Corporate Accounts

                                             /s/ Randy Sanger
                                             ----------------------------------
                                             (Printed or Typed name and Title)

(STAMP)

                                                                      (REDACTED)

                           (B. BRAUN & MCGAW LETTERHEAD)

November 16, 1998



Armand Paladino
Biomedical Services Manager
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Armand:

Please consider this correspondence an addendum to and an integral part of the current B. Braun McGaw and Coram Healthcare Agreement effective December 1, 1994 and running through February 28, 2001, and, the Agreement Addendum dated May 29, 1996, extending the Agreement Term through February 28, 2003.

B. Braun McGaw agrees to supply an additional six (6) refractometer units to the eighty (80) refractometer units currently in place (VWR catalog number
55680-506,                 to designated Coram Pharmacies at          Ownership
of all refractometer inventories will remain with B. Braun McGaw. Designated Coram pharmacies shall have unlimited use of all refractometer units during the Agreement Term. At the conclusion of the Agreement Term, all refractometer inventory shall be returned to B. Braun McGaw or be purchased by Coram at the
price of                              . Simple straight line depreciation was
used to determine residual value.

With our signatures below, this amendment will become part of our existing Agreement.




Very truly yours,                    Accepted by:


/s/ WILLIAM C. WARNER                /s/ ARMAND F. PALADINO
                                     ------------------------------------------
William C. Warner                    Signature
Director, National Accounts


WCW:nl                               Armand F. Paladino/Biomedical Services Mg.
                                     ------------------------------------------
                                     Printed name and Title



                                     11/18/98
                                     -------------------------------------------
                                     Date



                                                                         (STAMP)

                                                                      (REDACTED)

                          (B.BRAUN & MCGAW LETTERHEAD)

September 15, 1999

                                                                         (STAMP)
Mr. Robert F. Roose, Jr.
Senior Vice President
Chief Purchasing Officer
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Bob:

This letter is an amendment ("Third Amendment") to the current McGaw, a.k.a B.Braun/McGaw, and Coram Healthcare Agreement effective December 1, 1995, through February 28, 2001, (hereinafter referred to as "Current Agreement") and the amendments dated May 29, 1996, extending the Current Agreement through February 28, 2003 (hereinafter referred to as "First Amendment") and the Amendment dated December 15, 1997, extending the Current Agreement through February 28, 2005, (hereinafter referred to as the "Second Amendment").

PRODUCT CATEGORIES

The provisions of this paragraph in the Current Agreement and First and Second Amendments shall be modified as follows: (1) needle free sets and components are removed as a product category; and (2) dual chamber TPN mixing bags are added as an additional product category. Full conversion to dual chamber TPN mixing bags shall commence on or before January 1, 2000 providing field trials are completed and customized inventory is available. Customer shall also make a determined and conscientious effort to convert all standard TPN mixing bag volume to McGaw, a.k.a. B.Braun/McGaw.

SPECIAL INCENTIVES

Provisions of this paragraph in the Current Agreement and in the First and Second Amendments are replaced with the following: effective November 1, 1999,
the                                    , is hereby terminated.

SYNTHETIC AMINO ACID COST ADJUSTMENT

Commencing November 1, 1999, McGaw a.k.a. B.Braun/McGaw agrees to pay to
Customer a quarterly rebate in the amount of          Customer'
in a specifically defined patient group. The     shall be paid in the form of a
Credit Memorandum forty five (45) days from the close of each calendar quarter. McGaw a.k.a B.Braun/McGaw also agrees to provide a monthly purchases by Customer's pharmacies.

                                                                      (REDACTED)

                                                        Mr. Robert F. Roose, Jr.
                                                              September 15, 1999
                                                                          Page 2

TERMINATION

Provisions of this paragraph in the Current Agreement and in the First and Second Amendments are replaced with the following:

Customer shall have the right to terminate this Agreement after sixty (60) days written notice if McGaw, a.k.a. B. Braun/McGaw, provides product or service of quality or technical level which fail to meet ordinary standards of the medical care industry. Should Customer or any acquiror, or other successor in interest, of Customer desire to terminate this Agreement for any other reason, Customer shall give to McGaw, a.k.a. B. Braun/McGaw, a six (6) month written notice of such intent. In such event, Customer shall reimburse McGaw, a.k.a.
B. Braun/McGaw: 1)                          referred to in the Current Agreement
and modified in the First Amendment and the                            referred
to in the Second Amendment, both of which have been prorated over the remaining
term of this Agreement at a combined rate of                        per
uncompleted quarter plus 2) higher of                      or
for the 12 months immediately preceeding the early termination. Said combined sums shall be paid within sixty (60) days of the early termination date.

PRICE PROTECTION

The provision of this paragraph in the Current Agreement and the First and Second Amendments shall be replaced with the following:

Pricing will be held firm for the first period December 1, 1995 to October 31, 1999. A two and one-half (2.5) percent price increase shall be implemented November 1, 1999. Price increases for the sixth (6th), seventh (7th) and eighth
(8th) Agreement years (December 1, 2000 to November 30, 2003), and the remaining fifteen (15) month period, (December 1, 2003 to February 28, 2005), shall be limited to a maximum of two and one-half percent (2.5%) or the CPI whichever is lower.

OTHER PROVISIONS

Customer agrees to remain with its current needle free system and give McGaw, a.k.a. B. Braun/McGaw, a reasonable opportunity to reinstate one of its needle free systems as a primary product category under the Current Agreement on or before March 1, 2002. Upon reinstatement of its needle free system as a primary
product category and                             to the products usage, McGaw,
a.k.a. B. Braun/McGaw, shall                               annual
on purchases made from that point in time.

                                                        Mr. Robert F. Roose, Jr.
                                                              September 15, 1999
                                                                          Page 3


With your signature below, this Third Amendment will become part of our existing Current Agreement. All other terms and conditions are unchanged.


Very truly yours                             Accepted by:


/s/ WILLIAM C. WARNER                        /s/ ROBERT F. ROOSE, JR.
                                             ----------------------------------
William C. Warner                            (Authorized Signature)
Director, National Accounts


                                             Robert F. Roose, Jr.
                                             ----------------------------------
                                             Senior Vice President, Chief
                                             Purchasing Officer


                                             10/3/99
                                             ----------------------------------
                                             (Date)

                                                                      (REDACTED)

                       (B. BRAUN MEDICAL INC. LETTERHEAD)

March 29, 2000


Robert F. Roose, Jr
Senior Vice President, Chief Purchasing Officer
Coram Healthcare
1125 Seventeenth Street
Suite 2100
Denver, Colorado 80202

Dear Bob:

This letter is an Amendment to the current agreement between Coram Healthcare ("Coram") and B. Braun Medical Inc., successor in interest by merger with McGaw, Inc., dated on or about December 1, 1995, as amended May 29, 1996, and December 15, 1997 (the "Agreement"), which expires February 28, 2005.

The Agreement is hereby amended to add Coram's custom-designed dual chamber TPN mixing bags, as described on the attached schedule (the "Custom Products") to the list of Products to be purchased by Coram, and supplied by B. Braun under the Agreement. The Custom Products shall be classified as a product under the TPN Compounding Equipment and Mixing Bag Product Category in the Agreement.

The Custom Products are manufactured by            pursuant to the
specifications of Coram, and B. Braun, as distributor of the Custom Products shall supply the Custom Product to Coram under the terms and conditions of the Agreement, as modified by this Amendment. B. Braun, as distributor of the Custom Products, makes no product warranties with respect to the Custom Products, and Coram must instead rely on the representations and warranties, if any, provided directly to Coram by Stedim, Inc.

Pricing for the Custom Products is set forth on the attached schedule, and is exclusive of all freight, handling, taxes and insurance. Such pricing is
contingent upon Coram purchasing a minimum combined total of         Custom
Products during each twelve month period from the date hereof ("Contract Year"). Provided there is no default, or any event with which the passage of time or the giving of notice would result in an event of default under the Agreement, if the annual combined purchases of Custom Products during any
Contract Year exceeds         units, B. Braun will issue a rebate to Coram in
the amount of
             The rebate will be


The Agreement is hereby incorporated in this Amendment as if fully set forth herein. Except as specifically modified and amended herein, all the terms and conditions of the Agreement shall remain in full force and effect without modification, and are hereby ratified and affirmed. All references to the Agreement shall mean the Agreement as modified and amended by this Amendment.

                                                            Robert F. Roose, Jr.
                                                                  March 29, 2000
                                                                          Page 2

Intending to be legally bound, hereby, with your signature below, this Amendment shall become part of our existing Agreement.

Very truly yours,                              Accepted by:

/s/ WILLIAM C. WARNER                          ROBERT F. ROOSE, JR.
                                               ---------------------------------
William C. Warner                              Signature
Director, National Accounts
                                               Robert F. Roose, Jr.
                                               ---------------------------------
                                               Printed Name

                                               3/29/00
                                               ---------------------------------
                                               Date

                                                                      (REDACTED)

                                B. Braun Medical

                         Dual Chamber Mixing Bag Prices
                                      for
                                CORAM HEALTHCARE

Catalog                              Size   Units   Price    Price    Volume    Net Price   Net Price   Estimated Annual
Number    Description                (mL)   (case)  Each     Case    Incentive     Each        Case       Unit Volume
-------   -----------                ----   ------  -----    -----   ---------  ---------   ---------   ----------------

CH1500    Dual Chamber Mixing Bag,   1500
          EVA Formulation, Latex
          Free, with HyperFormer
          or Automix compatible
          connector USC1522

CH3000    Dual Chamber Mixing Bag,   3000
          EVA Formulation, Latex
          Free, with HyperFormer
          or Automix compatible
          connector USC3022

CH4000    Dual Chamber Mixing Bag,   4000
          EVA Formulation, Latex
          Free, with HyperFormer
          or Automix compatible
          connector


                                Total

                                                                      (REDACTED)

                           Annual Dual Chamber Usage
                                      for
                                Coram Healthcare



                                                                       AUTOMIX                         HYPERFORMER
                                                     Automix/Automix            Automix/Spike     HyperFormer/HyperFormer
PHARMACY                                        1500 mL  3000 mL   4000 mL    1500 mL   3000 mL     1500 mL     3000 mL
                                                USC1522  USG3022   USC4022    USC1520   USC3020     USC1521     USC3021
City           Territory Manager   State    HSC   Units    Units     Units      Units     Units       Units       Units     Comments
----           -----------------   -----    --- -------  -------   -------    -------   -------   ---------     ---------   --------
Birmingham     Tom Foster          AL        H
Phoenix        Chuck Meisel        AZ        A
Bakersfield    Marlene O'Tousa     CA        A
Glendale       Marlene O'Tousa     CA        A
Ontario        Marlene O'Tousa     CA        A
San Diego      Katie MacDonald     CA        A
San Francisco  Trish Anderman      CA        H
Santa Barbara  Marlene O'Tousa     CA        A
Tustin         Katie MacDonald     CA        A
Denver         James Miller        CO        H
Waterbury      Chris Carelli       CT        A
Tampa          Lee Sims            FL        A/H
Jacksonville   Lee Sims            FL        H
Atlanta        Lisa Wilkes         GA        A
Honolulu       Open                HI        A
Davenport      Kristi Testrake     IA        A
Boise          James Chung         ID        A
Chicago        Carol Hoffer        IL        A
Fort Wayne     John Faulkner       IN        A
Indianapolis   John Faulkner       IN        A
Wichita        Rob Fisher          KS        A
Lenexa         Rob Fisher          KS        H

Coram Duel Usage/Rvsd DC by State                                Printed: 8/2/01

                                                                      (REDACTED)

                       (B. BRAUN MEDICAL INC. LETTERHEAD)


September 18, 2000

Frank Geiger
Senior Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Frank:

Please consider this letter as an addendum to the current Coram Healthcare Agreement with B. Braun Medical commencing December 1, 1995.

B. Braun Medical is pleased to modify pricing on the following catalog number. Please insure that this code number is approved as a PREFERRED PRODUCT under the Legacy System.

Catalog                                                             Units   Price   Price
Number     Description                                              Case    Each    Case
-------    -----------                                              -----   -----   -----
471993     Small Bore Y Extension Set w/SAFSITE(R) valve
           and luer lock connection. Total Priming Volume:
           0.50 mL, Length 6 in.

471994 Small Bore Y Extension Set w/SAFSITE(R) valve and SPIN-LOCK connection. Total Priming
           Volume: 0.50 mL, Length 6 in.

415110 ULTRASITE positive pressure valve for aspiration, injection or gravity flow of fluid upon insertion of a male luer fitting. Priming Vol: 0.35 mL

473442 Small bore Y-extension set with ULTRASITE valve and SPIN-LOCK connection. Priming Volume:
           0.70mL, Length: 6 in.

All other terms and conditions shall be in accordance with your existing contract with B. Braun Medical, including any subsequent addenda.

                                                                    Frank Geiger
                                     Senior Vice President, Materials Management
                                                              September 18, 2000
                                                                          Page 2

Thank you for your continued use of B. Braun Medical products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at
(303) 220-7111.


Very truly yours,                       Accepted by:


/s/ WILLIAM C. WARNER                   /s/ FRANK GEIGER
                                        -----------------------------------
William C. Warner                       (Authorized Signature)
Director, Corporate Accounts


                                        Frank Geiger    Sr. VP MM
                                        -----------------------------------
                                        (Printed or Typed name and Title)


                                          9/29/00
                                        -----------------------------------
                                        (Date)





(STAMP)

                       (B. BRAUN MEDICAL INC. LETTERHEAD)

November 10, 2000


Frank Geiger
Senior Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Frank:

Please consider this letter as an addendum to the current Coram Healthcare Agreement (Contract number AS62441795) with B. Braun Medical commencing December 1, 1995.

B. Braun Medical is pleased to add and/or modify pricing on the products listed on the attached price list. Please insure that these code numbers are approved as PREFERRED PRODUCTS under the Legacy System.

To simplify administrative procedures, all B. Braun Heritage products have been consolidated under the above Agreement and these products will be included in all future rebate calculations. All other terms and conditions shall be in accordance with your existing contract with B. Braun Medical, including any subsequent addenda.

Thank you for your continued use of B. Braun Medical products. We would appreciate your signing and returning one copy of this letter in the stamped, self-addressed envelope, which is enclosed. Should you have any questions regarding this addendum, please contact our Denver National Accounts office at
(303) 220-7111.

Very truly yours,                              Accepted by:

/s/ WILLIAM C. WARNER                          /s/ FRANK GEIGER
                                               ---------------------------------
William C. Warner                              (Authorized Signature)
Director, Corporate Accounts
                                               Frank Geiger               Sr. VP
                                               ---------------------------------
                                               (Printed or Typed name and Title)

                                               11/13/2000
                                               ---------------------------------
                                               (Date)

                                 B. Braun/McGaw
                            Price List Prepared for
                                Coram Healthcare
                               Effective 11/1/99

                                    Redacted

                                                                      (REDACTED)

                       (B. BRAUN MEDICAL INC. LETTERHEAD)

March 30, 2001



Frank Geiger
Senior Vice President, Materials Management
Coram Healthcare
1125 Seventeenth Street, Suite 2100
Denver, CO 80202

Dear Frank:

As per the terms and conditions of B. Braun Medical's IV Solutions Agreement with Coram Healthcare dated November 17, 1995, to include all Amendments, percent price increase was due on December 1, 2000. However, due to Coram Healthcare's participation under Chapter 11 proceedings, B. Braun Medical elected to postpone any pricing adjustments to allow Coram Healthcare full opportunity to reestablish its financial position.

Now that Coram Healthcare's economic base is secure, the following alternative is offered. B. Braun Medical hereby waives the initiated November 1, 1999.


If you are in agreement with the proposed modification, please sign in the signature block provided and return the document to my attention in the self-addressed, stamped envelope provided.

B. Braun Medical sincerely appreciates the opportunity to serve Coram Healthcare's IV solution requirements. We highly value the mutually beneficial business relationship that has developed and trust that our proposal will meet with your approval.

Please feel free to call me if you have any questions. Thank you again for all your support.

Very truly yours,                            Accepted by:



/s/ WILLIAM C. WARNER                        /s/ FRANK GEIGER
                                             ----------------------------------
William C. Warner                            (Authorized Signature)
Director, National Accounts

                                             Frank Geiger    Sr. Vice Pres., MM
                                             ----------------------------------
                                             (Printed or Typed name and Title)


                                             4/16/01
                                             ----------------------------------
                                             (Date)

                                                                      (REDACTED)

                       (B. BRAUN MEDICAL INC. LETTERHEAD)

January 3, 2002


Frank Geiger
Senior Vice President,
Materials Management
Coram Healthcare
1675 Broadway, Suite 900
Denver, CO 80202

Dear Frank:

In accordance with the terms and conditions of the current Agreement between Coram Healthcare and B. Braun Medical commencing December 1, 1995 and running through February 28, 2005, to include the Agreement Amendment dated March 29, 2000, B. Braun hereby requests Coram's confirmation and approval of the following:

1.  The proposed modifications to the       manufactured Dual Chamber Bag Spike
    Port and IV Medication Port as detailed on the attached technical drawings. It is understood that the medication port is an interim design which will be replaced by a larger medication port by the end of 2002 and/or once parts are qualified by Stedim. A sample of the final medication port has been sent to Stephen Schmidt.

2.  Coram will purchase a minimum of       Custom Dual Chamber Bags annually or

               of its Dual Chamber Bag requirements under the designated "TPN Compounding Equipment and Mixing Bag" Product Category. Current pricing is based upon annual minimum purchasing quantities. Future modifications to bag designs may result in pricing increases. Coram is currently purchasing
    Custom Dual Chamber Bags at a rate of       units per year.

3.  The Dual Chamber Bags manufactured by         and distributed by B. Braun
    are custom products designed to Coram's specifications as mutually agreed
    upon and defined in the attached technical drawings. Both         and B.
    Braun have made a conscientious effort to meet these requirements.

4.  Authorization of continued production of         Custom Dual Chamber Bags
    with approved modifications. Coram shall have the right to discontinue
    purchase of        Custom Dual Chamber Bags after 180 days written notice if
    B. Braun fails to provide product or service of a quality or technical level which fails to meet ordinary standards of the medical care industry. Upon submission of termination notification, Coram agrees to continue to purchase either of its Custom Dual Chamber Bag requirements from B. Braun through out
    the 180 day period or purchase all                            in B. Braun's
    possession and all Custom Dual Chamber Bag in process materials, whichever is less.


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                                                                      (REDACTED)

                                                                    Frank Geiger
                                                                 January 3, 2002
                                                                          Page 2

5. Upon release of the modified Custom Dual Chamber Bags, Coram will continue to purchase inventory on a first-in, first-out basis. However, a determined effort will be made to supply only modified inventory to selected pharmacies if possible.

We sincerely appreciate the opportunity to fulfill Coram's Custom Dual Chamber Bag requirements and look forward to a continuation of this mutually beneficial relationship in the future. Your signature in the space provided will confirm Coram's acceptance of the provisions specified above.

Very truly yours,                            Accepted by:

/s/ WILLIAM C. WARNER                        /s/ FRANK GEIGER
                                             ---------------------------
William C. Warner                            Signature
Director, National Accounts
                                             Frank Geiger
                                             Sr. VP Materials Management
                                             ---------------------------
                                             Printed Name/Title

                                             1/9/02
                                             ---------------------------
                                             Date